UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2006

MOSSIMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14208	33-0684524
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

2016 Broadway, Santa Monica, CA	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 460-0040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 -                              Results of Operations and Financial Condition

On August 14, 2006, Mossimo, Inc. issued a press release for the second quarter and six months ended June 30, 2006, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01 -                              Other Events

The Company also announced that it has set a record date of August 15, 2006 for the special meeting of stockholders which will be held to vote on the proposed merger in which Iconix brands, Inc. will acquire the Company. The Company expects this meeting to be held in September, 2006 but has not yet set the actual meeting date and time.

ITEM 9.01 -                              Financial Statements and Exhibits

(d)                                 Exhibits

99.1                           Press Release dated August 14, 2006 for the second quarter and six months ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOSSIMO, INC.

DATED: August 14, 2006	By:	/s/ Vicken J. Festekjian
Vicken J. Festekjian
Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release dated August 14, 2006 for the Second Quarter and Six Months ended June 30, 2006.